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                                                                   Exhibit 10.25




                             AMENDMENT NO. 1 TO THE
                YOUNG & RUBICAM RESTRICTED STOCK TRUST AGREEMENT

            WHEREAS, Young & Rubicam Inc., a corporation organized under the laws of the State of Delaware, (hereinafter referred to as the "Company"), as successor to Young & Rubicam Holdings Inc., and The Bank of New York, a bank organized under the laws of the State of New York (hereinafter referred to as the "Trustee"), made and entered into the Young & Rubicam Restricted Stock Trust Agreement as of December 12, 1996 (the "Trust Agreement");

            WHEREAS, Section 11.1 of the Trust Agreement provides for amendment of the Trust Agreement by the Compensation Committee of the Company with the written consent of the HFCP Investors and the Management Voting Trust (as each such term is defined in the Trust Agreement);

            WHEREAS, Section 11.2 of the Trust Agreement provides that the Company and the Trustee shall execute such amendments of the Trust Agreement as shall be necessary to give effect to any amendment made pursuant to Section 11.1 of the Trust Agreement;

            NOW, THEREFORE, the Trust Agreement is hereby amended, effective as of the date set forth below, as follows:

            1. A new whereas clause is added as the second whereas clause of the recitals to read in its entirety as follows:

            WHEREAS, the Company and its affiliates maintain bonus programs for the benefit of certain employees of the Company and its affiliates (the "Bonus Programs") which provide for annual cash bonuses (each, an "Annual Bonus") to such employees and the Company and its affiliates pay salaries to employees of the Company and its affiliates ("Salaries");

            2. The third and fourth whereas clauses of the recitals (as renumbered by the addition of a new second whereas clause) are amended and restated in their entirety as follows:

            WHEREAS, the Plan contemplates that the employees and independent contractors covered by the Plan will receive shares of Common Stock upon the occurrence of certain events, the Bonus Programs contemplate that the employees covered by the Bonus Programs will receive Annual Bonuses and the Company contemplates that employees of it and its affiliates will receive Salaries (the employees and independent contractors covered by
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            the Plan or the Bonus Programs or eligible to receive Salaries, collectively, the "Participants");

            WHEREAS, the Company has established a trust (the "Young & Rubicam Restricted Stock Trust" or "Trust") which it proposes to use to aid it in meeting its obligations pursuant to Awards granted under the Plan and agreements with Participants evidencing such Awards (the "Restricted Stock Agreements"), its obligations pursuant to Annual Bonuses awarded under the Bonus Programs and its obligations to pay Salaries to Participants;

            3. Section 1.2 is amended by the insertion of the words "and the Bonus Programs and with respect to their Salaries" after the word "Plan" in the third line thereof.

            4. Section 3.1 is amended by the insertion of the words "Except for a sale of such shares to the Company pursuant to Section 5.1(b) hereof," at the beginning of the first sentence thereof and by the insertion of the words "(including, but not limited to, sales of shares of Common Stock or related Voting Trust Certificates pursuant to Section 5.1(b))" after the words "except for those transactions specifically contemplated herein" in the second sentence thereof.

            5. Section 4.2 is amended by the insertion of the words "in the Plan" after the word "Participant" in the second line thereof.

            6. Section 4.3 is amended by the insertion of the words "or sale to the Company pursuant to Section 5.1(b) hereof" at the end of the fifth sentence thereof.

            7. The second and third sentences of Section 5.1(a) are amended and restated in their entirety as follows:

            Notwithstanding the foregoing provisions of this Section 5.1(a) but subject to Section 5.2 hereof, the Trustee shall make payments to a Participant in the Plan, in the absence of the instructions of the Committee, after having given 15 days' prior written notice to the HFCP Investors and the Management Voting Trust, (i) if such Participant claims such amounts are due and if a reputable service provider (which has expertise in employee benefit matters and which the Committee has appointed to determine claims for benefits by Participants under the Plan, having given written notice of such appointment to the Trustee) instructs in writing the Trustee to make such payments or distributions to such Participant or (ii) upon receipt of a final nonappealable order of a court of competent jurisdiction determining that the Company is obligated to make such payments or distributions to a Participant under the Plan. Except for any distribution pursuant to Section 5.2(b) hereof or


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            Section 12.1 of the Plan, in no event shall any distribution be made to any Participant under the Plan in excess of the amount in the Participant's Accounts.

            8. A new Section 5.1(b) is added to read in its entirety as follows, and current Sections 5.1(b), (c) and (d) shall be redesignated as Sections 5.1(c), (d) and (e), respectively:

            Subject to Section 5.2 and Section 14 hereof, the Committee shall instruct in writing the Trustee to distribute amounts held in cash in the Unallocated Account to the Company (in order for the Company either to pay its own employees participating in the Bonus Programs or entitled to Salaries or to contribute amounts to its affiliate to pay such affiliate's employees participating in the Bonus Program or entitled to Salaries) at such time and in such amounts as are certified to the Trustee by the Committee, unless the Committee directs the Trustee in writing that such Annual Bonuses or Salaries be paid directly to such Participants by the Trustee and specifies to the Trustee in such written direction the amount and timing of payment to each such Participant, as well as all other information necessary for the Trustee to effect payment to such Participants. Notwithstanding any other provision of the Trust Agreement or the Plan to the contrary, but subject to Section 5.2 and Section 14 hereof, in the event that the Trustee is directed to distribute cash to the Company on behalf of Participants under the Bonus Programs or entitled to Salaries or to such Participants directly, the Trustee shall, as directed in writing by the Committee, offer to sell to the Company, and the Company hereby agrees to purchase, the necessary number of shares of Common Stock (or related Voting Trust Certificates) held in the Unallocated Account at fair market value as determined by the Committee or the provisions of this Section 5.1(b) (the Trustee being able to rely conclusively on such determination of fair market value) such that proceeds from the sale are (or, if such sale occurs prior to an Initial Public Offering (as defined in the Plan), the first installment payment is) sufficient to pay such Annual Bonuses or Salaries. Prior to an Initial Public Offering, the Company shall purchase shares of Common Stock (or related Voting Trust Certificates) pursuant to the foregoing sentence in two installment payments; provided that such sale shall be deemed to occur only upon receipt by the Trustee of the second installment payment (or, if the amount of the second installment payment is zero, at the time such second installment payment is due) and the Trustee shall not release any such shares of Common Stock (or related Voting Trust Certificates) prior thereto; provided, however, that if on or prior to the date the second installment payment is due the Company (i)


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            fails to pay the second installment payment or (ii) fails to provide the Trustee with evidence reasonably satisfactory to the Trustee that execution of Amendment No. 1 to the Trust Agreement and any related amendments to the Stockholders' Agreement were duly ratified, the first installment payment shall be treated solely as an additional contribution to the Trust Fund by the Company and under no circumstances shall the Trust be required to repay the first installment payment to the Company. With respect to any sale occurring as a result of a written direction to distribute cash received by the Trustee within the first six months of calendar year 1998, the per share value for the first installment payment shall be $185 and with respect to any sale occurring after such period, the per share value for the first installment payment shall be equal to the Public Market Value (as defined in the Stockholders' Agreement) less 15% determined as of the last Regular Valuation Date preceding the date of the first installment payment. The second installment payment shall be paid upon the consummation of an Initial Public Offering or, if no Initial Public Offering has occurred within four months after the date of the first installment payment, on the date four months after the date of the first installment payment and the per share value for the second installment payment shall be equal to the excess (if any) of (i) the price at which a share of Common
            Stock is offered to the public in an Initial Public Offering, if an Initial Public Offering occurs within such four month period, or, if an Initial Public Offering does not occur within such four month period, the Public Market Value per share (as defined in the Stockholders' Agreement) less 15% determined as of the last Regular Valuation Date preceding the date of the second installment payment over (ii) the per share value for the first installment payment. The purchase of shares of Common Stock (or related Voting Trust Certificates) by the Company from the Trustee shall constitute a deemed representation by the Company to the Trustee that at the time of the purchase, such purchase does not violate any applicable federal or state securities law. The Trustee shall have no duty to make any distribution of cash from the Unallocated Account, or sale of shares of Common Stock (or related Voting Trust Certificates) held in the Unallocated Account, in the absence of written directions from the Committee, and the Trustee shall have no duty to solicit such directions from the Committee. The Trustee can rely conclusively upon the written directions of the Committee with respect to the Unallocated Account. The Trustee shall have no duty to compel the Company to purchase shares of Common Stock (or related Voting Trust Certificates) held in the Unallocated Account or to compel the Company to make any installment


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            payments as specified herein, and the Trustee shall have no duty to ensure that amounts distributed by the Trustee to the Company for the payment of Annual Bonuses or Salaries are used by the Company for such purpose. In no event shall the Trustee be obligated to make any distribution with respect to Annual Bonuses or Salaries in excess of cash held in the Unallocated Account after the receipt of any sale proceeds or installment payments due on or before that date.

            9. Newly designated Section 5.1(d) is amended by the insertion of the words "or as shown on the records of the Company" after the word "Participant" in the third line thereof.

            10. Section 5.3 is amended by the insertion of the words "the Bonus Programs, Salaries," after the word "Plan" in the fourth line thereof.

            11. Section 13.3 is amended by the insertion of the words "or as shown on the records of the Company" after the word "Participant" in the third line thereof.

            12. Section 17 is amended by the insertion of the words "(other than any act or omission under Section 5.1(b) hereof, including, but not limited to, any act or omission taken or not taken pursuant to the terms of Section 5.1(b) hereof as set forth in any amendment to this Trust Agreement that is executed by the Company on an unauthorized or otherwise ultra vires basis)" after the word "omission" in the sixth line thereof.

            This Amendment No. 1 to the Trust Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.


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            IN WITNESS WHEREOF, this Amendment No. 1 to the Trust Agreement has been duly executed by the parties hereto as of March 13, 1998.


                                       Young & Rubicam Inc.

                                       By /s/ Stephanie W. Abramson
Attest                                    -------------------------------
/s/ Mark T. McEnroe
-------------------------------

                                       The Bank of New York, as Trustee

                                       By /s/ Richard Vollmer
Attest                                    -------------------------------
/s/ Edward Cassidy
-------------------------------


Consented to:

The HFCP Investors

By: H&F Investors III, Inc., a California corporation, as managing general partner of Hellman & Friedman Associates III, L.P., a California limited partnership, as managing general partner of H&F Investors III, a California general partnership, as general partner of each of the HFCP Investors which is a partnership

/s/ Phillip Hammarskjold
----------------------------------

Name: Phillip Hammarskjold
Title: Attorney-in-Fact


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Consented to:

The Management Voting Trust

By: The Voting Trustee Representative

/s/ Stephanie W. Abramson
----------------------------------

Name: Stephanie W. Abramson, Esq.
Title:  Voting Trustee


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STATE OF                )
                        :ss.:
COUNTY OF               )


            On the ____ day of __________, nineteen hundred and ninety eight, before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that s/he resides at _________________________ and is the __________________ of ______________________, one of the entities described in this instrument and had the rights to execute and did execute the instrument on behalf of such entity.


                                          Notary Public


STATE OF                )
                        :ss.:
COUNTY OF               )

            On the ____ day of __________, nineteen hundred and ninety eight, before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that s/he resides at _________________________ and is the __________________ of ______________________, one of the entities described in this instrument and had the rights to execute and did execute the instrument on behalf of such entity.


                                          Notary Public

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STATE OF                )
                        :ss.:
COUNTY OF               )

            On the ____ day of __________, nineteen hundred and ninety eight, before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that s/he resides at _________________________ and is the __________________ of ______________________, one of the entities described in this instrument and had the rights to execute and did execute the instrument on behalf of such entity.


                                          Notary Public


STATE OF                )
                        :ss.:
COUNTY OF               )

            On the ____ day of __________, nineteen hundred and ninety eight, before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that s/he resides at _________________________ and is the __________________ of ______________________, one of the entities described in this instrument and had the rights to execute and did execute the instrument on behalf of such entity.


                                          Notary Public